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                                                                   Exhibit 10.17


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                              NCS HEALTHCARE, INC.
                                 AS AN ASSIGNOR


                          ITS SUBSIDIARIES WHICH ARE OR
                         HEREAFTER BECOME A PARTY HERETO
                                  AS ASSIGNORS


                                      WITH


                                 [LOGO KEYBANK]






                          KEYBANK NATIONAL ASSOCIATION,
                               AS COLLATERAL AGENT




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                               SECURITY AGREEMENT

                                   DATED AS OF

                                 AUGUST 3, 1999

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                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of August 3, 1999 (as amended, modified, or supplemented from time to time, "THIS AGREEMENT"), among (i) NCS HEALTHCARE, INC., a Delaware corporation (herein, together with its successors and assigns, the "BORROWER" or an "ASSIGNOR"); (ii) each of the Subsidiaries of the Borrower which is now or hereafter becomes a party hereto (each, together with its successors and assigns, an "ASSIGNOR"; all of the Assignors are collectively referred to as the "ASSIGNORS"); and (ii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as collateral agent (herein, together with its successors and assigns in such capacity, the "COLLATERAL AGENT"), for the benefit of the Secured Creditors (as defined below):


         PRELIMINARY STATEMENTS:

         (1) Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined. Certain terms are defined in section 1 hereof.

         (2) This Agreement is made pursuant to the Credit Agreement, dated as of June 1, 1998, as amended by Amendment No. 1 thereto, dated as of July 13, 1998, Amendment No. 2 thereto, dated as of March 3, 1999, and Amendment No. 3 thereto, dated as of August 3, 1999 (herein, as so amended and as hereafter amended or otherwise modified, restated or replaced from time to time, the "CREDIT AGREEMENT"), among the Borrower, the financial institutions named as lenders therein (herein, together with their successors and assigns, the "LENDERS"), and KeyBank National Association, as the Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement.

         (3) The Credit Agreement provides, among other things, for loans or advances or other extensions of credit to or for the benefit of the Borrower of up to $235,000,000, with such loans or advances being evidenced by promissory notes (the "NOTES", such term to include all notes and other securities issued in exchange therefor or in replacement thereof). The Credit Agreement also provides that one or more Letter of Credit Issuers may issue Letters of Credit for the benefit of the Borrower and/or any of its Subsidiaries, and that the Lenders will risk participate in such Letters of Credit.

         (4) The Borrower or any of its Subsidiaries may from time to time be party to one or more Designated Hedge Agreements (as defined in the Credit Agreement) and other Designated Hedge Documents (as defined herein). Any institution or other person that participates, and in each case their successors and assigns, as a counterpart to the Borrower or any of its Subsidiaries or Affiliates pursuant to any Designated Hedge Document is referred to herein individually as a "DESIGNATED HEDGE CREDITOR" and collectively as the "DESIGNATED HEDGE CREDITORS".

         (5) This Agreement is made for the benefit of the Administrative Agent, the Collateral Agent, each Letter of Credit Issuer, the Lenders and the Designated Hedge Creditors (any or all of the foregoing, together with their respective successors and assigns, individually a "SECURED CREDITOR" and collectively, the "SECURED CREDITORS").

         (6) Pursuant to the Subsidiary Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of the Guaranteed Obligations (as defined in the Subsidiary Guaranty). The Subsidiary Guaranty and this Agreement are each a Credit Document.

         (7) It is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement.

         (8) Each Assignor will obtain benefits from the incurrence of the Credit Document Obligations and the Designated Hedge Document Obligations (as such terms are hereafter defined) and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Secured Creditors to extend the Credit Document Obligations and the Designated Hedge Document Obligations.

         NOW, THEREFORE, in consideration of the benefit accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the



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Collateral Agent and the other Secured Creditors and hereby covenants and agrees with the Collateral Agent and the other Secured Creditors as follows:

         1.   DEFINITIONS AND TERMS.

         1.1. DEFINED TERMS. Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined. The following terms shall have the meanings herein specified unless the context otherwise requires:

         "ACCOUNT" shall mean any "account", as such term is now or hereafter defined in the UCC.

         "ACCOUNT DEBTOR" shall mean any "account debtor", as such term is now or hereafter defined in the UCC.

         "ACCOUNTS RECEIVABLE" shall mean (i) all Accounts, now existing or hereafter arising; and (ii) without limitation of the foregoing, in any event shall include, but shall not be limited to, (1) all right to a payment, whether or not earned by performance, for Goods or other property (other than money) that has been or is to be sold, consigned, leased, licensed, assigned or otherwise disposed of, for services rendered or to be rendered, for a policy of insurance issued or to be issued, for a suretyship obligation incurred or to be incurred, for energy provided or to be provided, or for the use or hire of a vessel under a charter or other contract whether due or to become due, whether or not it has been earned by performance, and whether now existing or hereafter acquired or arising in the future, including Accounts Receivable from employees and Affiliates of any Assignor, (2) all rights evidenced by an Account, invoice, purchase order, requisition, bill of exchange, note, contract, security agreement, lease, chattel paper, or any evidence of indebtedness or security related to the foregoing, (3) all security pledged, assigned, hypothecated or granted to or held by an Assignor to secure the foregoing, (4) all guarantees, letters of credit, banker's acceptances, drafts, endorsements, credit insurance and indemnifications on, for or of, any of the foregoing, including all rights to make drawings, claims or demands for payment thereunder, and (5) all powers of attorney for the execution of any evidence of indebtedness, guaranty, letter of credit or security or other writing in connection therewith.

         "AGREEMENT" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "AS-EXTRACTED COLLATERAL" shall mean any "as-extracted collateral", as such term is now or hereafter defined in the UCC.

         "ASSIGNOR" shall have the meaning specified in the first paragraph of this Agreement.

         "BLOCKED ACCOUNT AGREEMENT" shall mean an agreement, satisfactory in form and substance to the Collateral Agent, among an Assignor, the Collateral Agent and the financial institution in which an Assignor has a Deposit Account, pursuant to which, among other things, (i) the Collateral Agent shall have sole dominion and control over all funds held to the credit of, and all disbursements from, such Deposit Account, and (y) all of the funds on deposit in such Deposit Account (other than, in the discretion of the Collateral Agent, balances of $1,000 or less) shall be transferred to the Collateral Concentration Account on a daily or other basis specified by the Collateral Agent.

         "BLOCKED DEPOSIT ACCOUNT" shall mean a Deposit Account subject to a Blocked Account Agreement.

         "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which shall be at the Payment Office of the Administrative Agent a legal holiday or a day on which banking institutions are authorized by law to close.

         "CHATTEL PAPER" shall mean any "chattel paper", as such term is now or hereafter defined in the UCC.

         "COLLATERAL" shall have the meaning provided in section 2.1.

         "COLLATERAL AGENT" shall have the meaning specified in the first paragraph of this Agreement.


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         "COLLATERAL CONCENTRATION ACCOUNT" shall mean a cash collateral Deposit
Account established in the name of the Collateral Agent, and under the sole dominion and control of the Collateral Agent, for the benefit of the Secured Creditors, at an office of the Administrative Agent.

         "CONTRACT RIGHTS" shall mean all rights of an Assignor under or in respect of a Contract, including, without limitation, all rights to payment, damages, liquidated damages, and enforcement.

         "CONTRACTS" shall mean all contracts between an Assignor and one or more additional parties.

         "COPYRIGHTS" shall mean any U.S. copyright to which an Assignor now or hereafter has title, as well as any application for a U.S. copyright hereafter made by such Assignor.

         "CREDIT AGREEMENT" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "CREDIT DOCUMENT OBLIGATIONS" shall mean and include:

                     (i) the principal of and interest on the Notes issued by,
              and the Loans made to, the Borrower under the Credit Agreement,

                     (ii) all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement, and

                     (iii) all other obligations and liabilities owing by the
              Borrower and the other Credit Parties to the Administrative Agent, the Collateral Agent, any Letter of Credit Issuer or any of the Lenders under the Credit Agreement and the other Credit Documents to which the Borrower or any other Credit Party is now or may hereafter become a party (including, without limitation, indemnities, Fees and other amounts payable thereunder), whether primary, secondary, direct, contingent, fixed or otherwise, in all cases whether now existing, or hereafter incurred or arising, including any such interest or other amounts incurred or arising during the pendency of any bankruptcy, insolvency, reorganization, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under section 362(a) of the Bankruptcy Code.

         "DEPOSIT ACCOUNT" shall mean any "deposit account", as such term is now or hereafter defined in the UCC.

         "DESIGNATED HEDGE DOCUMENT" shall mean and include (i) each Designated Hedge Agreement to which the Borrower or any of its Subsidiaries or Affiliates is now or may hereafter become a party, and (ii) each confirmation, transaction statement or other document executed and delivered in connection therewith to which the Borrower or any of its Subsidiaries or Affiliates is now or may hereafter become a party.

         "DESIGNATED HEDGE DOCUMENT OBLIGATIONS" shall mean and include all obligations and liabilities owing by the Borrower or any of its Subsidiaries or Affiliates under all existing and future Designated Hedge Documents, in all cases whether now existing, or hereafter incurred or arising, including any such amounts incurred or arising during the pendency of any bankruptcy, insolvency, reorganization, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under section 362(a) of the Bankruptcy Code.

         "DESIGNATED HEDGE CREDITORS" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "DOCUMENT" shall mean any "document", as such term is now or hereafter defined in the UCC.

         "EQUIPMENT" shall mean any "equipment", as such term is now or hereafter defined in the UCC.

         "EVENT OF DEFAULT" shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default, after any applicable grace period, under any Designated Hedge Document.


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         "FIXTURES" shall mean any "fixtures", as such term is now or hereafter defined in the UCC.

         "GENERAL INTANGIBLES" shall mean any "general intangibles", as such term is now or hereafter defined in the UCC.

         "GOODS" shall mean any "goods", as such term is now or hereafter defined in the UCC.

         "INSTRUMENT" shall mean any "instrument", as such term is now or hereafter defined in the UCC.

         "INVENTORY" shall mean (i) any "inventory", as such term is now or hereafter defined in the UCC; and (ii) without limitation of the foregoing, in any event shall include, but shall not be limited to, all merchandise and other Goods held for sale or lease, or furnished or to be furnished under contracts for service, including, without limitation, (1) raw materials, (2) work in process, (3) finished goods, (4) products made or processed, (5) intermediates,
(6) packing materials, (7) shipping materials, (8) labels, (9) semi-finished inventory, (10) scrap inventory, (11) spare parts inventory, (12) manufacturing supplies, (13) consumable supplies, (14) other substances commingled therewith or added thereto, and (15) all such Goods that have been returned, reclaimed, repossessed or exchanged.

         "INVESTMENT PROPERTY" shall mean any "investment property", as such term is now or hereafter defined in the UCC.

         "LENDER" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "MARKS" shall mean any trademarks and service marks now held or hereafter acquired by an Assignor, which are registered in the United States Patent and Trademark Office, as well as any unregistered marks used by an Assignor in the United States and trade dress including logos and/or designs in connection with which any of these registered or unregistered marks are used.

         "MINERALS" shall mean any "minerals", as such term is now or hereafter defined in the UCC.

         "MONEY" shall mean any "money", as such term is now or hereafter defined in the UCC.

         "PATENTS" shall mean any U.S. patent to which an Assignor now or hereafter has title, as well as any application for a U.S. patent now or hereafter made by an Assignor.

         "PERMITS" shall mean all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

         "PROCEEDS" shall mean (i) any "proceeds", as such term is now or hereafter defined in the UCC; and (ii) without limitation of the foregoing, in any event, shall include, but not be limited to, (1) whatever is acquired upon the sale, lease, license, exchange, or other disposition of any Collateral, (2) whatever is collected on, or distributed on account of, any Collateral, (3) rights arising out of any Collateral, (4) claims arising out of the loss or nonconformity of, defects in, or damage to any Collateral, (5) claims and rights to any proceeds of any insurance, indemnity, warranty or guaranty payable to an Assignor (or the Collateral Agent, as assignee, loss payee or an additional insured) with respect to any of the Collateral, (6) claims and rights to payments (in any form whatsoever) made or due and payable to an Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority), (7) all cash, money, checks and negotiable instruments received or held on behalf of the Collateral Agent pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable or other Collateral, and (8) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "PRODUCTS" shall mean any "products", as such term is now or hereafter defined in the UCC.

         "PROPRIETARY INFORMATION" means all information and know-how worldwide, including, without limitation, technical data; manufacturing data; research and development data; data relating to compositions, processes and formulations, manufacturing and production know-how and experience; management know-how; training programs;


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manufacturing, engineering and other drawings; specifications; performance criteria; operating instructions; maintenance manuals; technology; technical information; software; computer programs; engineering and computer data and databases; design and engineering specifications; catalogs; promotional literature; financial, business and marketing plans; inventions and invention disclosures.

         "SECURED CREDITORS" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "SECURED OBLIGATIONS" shall mean and include

                     (i) in the case of the Borrower as one of the Assignors,
              (A) its primary obligations in respect of all Credit Document Obligations as to which it is a primary obligor; (B) its surety obligations as a guarantor in respect of all Credit Document Obligations as to which any of its Subsidiaries or Affiliates is a primary obligor; (C) its primary obligations in respect of all Designated Hedge Document Obligations as to which it is a primary obligor; and (D) its surety obligations as a guarantor in respect of all Designated Hedge Document Obligations as to which any of its Subsidiaries or Affiliates is a primary obligor;

                     (ii) in the case of any Subsidiary Guarantor as one of the
              Assignors, (A) its primary obligations in respect of all Credit Document Obligations as to which it is a primary obligor; (B) its surety obligations as a Subsidiary Guarantor under the Subsidiary Guaranty; and (C) its primary obligations in respect of all Designated Hedge Document Obligations as to which it is a primary obligor;

                     (iii) in the case of any Assignor, any and all sums
              advanced by the Collateral Agent in compliance with the provisions of this Agreement or any of the other Credit Documents in order to preserve the Collateral of such Assignor or to preserve or protect its Security Interest in such Collateral, including, without limitation, sums advanced to pay or discharge insurance premiums, taxes, Liens and claims; and

                     (iv) in the case of any Assignor, in the event of any
              proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i), (ii) and (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral of such Assignor, or of any exercise by the Collateral Agent of its rights hereunder in respect of such Assignor or its Collateral, together with reasonable attorneys' fees and court costs.

         "SECURITY INTEREST" shall mean the security interest granted by an Assignor and/or by all Assignors, as applicable, pursuant to section 2.1 hereof.

         "SIGNIFICANT MARK" shall have the meaning provided in section 6.3 of this Agreement.

         "SIGNIFICANT PATENT" shall have the meaning provided in section 7.3 of this Agreement.

         "TRADE SECRETS" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide whether written or not written.

         "UCC" shall mean the Uniform Commercial Code, as at any time adopted and in effect in any jurisdiction, specifically including and taking into account all amendments, supplements, revisions and other modifications of the Uniform Commercial Code which hereafter are adopted or otherwise take effect.

         1.2 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect


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as the word "shall". Unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), any reference herein to any person shall be construed to include such person's successors and assigns, the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and unless otherwise specified, all references herein to sections, Annexes and Exhibits shall be construed to refer to sections of, and Annexes and Exhibits to, this Agreement.

2. SECURITY INTERESTS.

         2.1. GRANT OF SECURITY INTERESTS. As security for the prompt and complete payment and performance when due of the Secured Obligations, each Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time arising or acquired and wherever located (collectively, the "COLLATERAL"):

              (1) all Accounts, including, without limitation, each and every Account Receivable;

              (2) all Goods;

              (3) all Inventory;

              (4) all Equipment;

              (5) all Documents;

              (6) all Instruments;

              (7) all Chattel Paper;

              (8) all Money;

              (9) the Collateral Concentration Account, all Blocked Deposit Accounts, and all other Deposit Accounts, together with all monies, securities and instruments at any time deposited in any such Account or otherwise held for the credit thereof;

              (10) all Investment Property;

              (11) all Fixtures;

              (12) all As-Extracted Collateral, including, without limitation, all Minerals;

              (13) all General Intangibles;

              (14) all of each of the following: (A) all Contracts, together with all Contract Rights arising thereunder; (B) all rights to any letter of credit, including, without limitation, all rights to "proceeds of a letter of credit", as such term is now or hereafter defined in the UCC;
       (C) any "support obligation", as such term is now or hereafter defined in the UCC; (D) all rights, claims and interests in or under any policy of insurance; (E) any "commercial tort claim", as such term is now or hereafter defined in the UCC; (F) any claim arising out of any other tort; and (G) all rights represented by a judgment;

              (15) all of each of the following: (A) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks; (B) all Patents and Copyrights; (C) all computer programs and software of such Assignor and all intellectual property rights


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       therein and all other Proprietary Information of such Assignor, including, but not limited to, Trade Secrets; and (D) all Permits;

              (16) all other items, kinds and types of personal property, tangible or intangible, of whatever nature, whether similar or dissimilar to any or all of the foregoing, and regardless of whether the creation or perfection or effect of perfection or nonperfection of a security interest therein is governed by the UCC of any particular jurisdiction or by any other applicable treaty, convention, statute, law or regulation of any applicable jurisdiction;

              (17) all additions, modifications, alterations, improvements, upgrades, accessions, components, parts, appurtenances, substitutions and/or replacements of, to or for any of the foregoing; and

              (18) all Proceeds and Products of any and all of the foregoing;

       TO HAVE AND HOLD unto and be dealt with by the Collateral Agent, for the benefit of the Secured Creditors, upon the terms and conditions set forth in this Agreement;

       PROVIDED, HOWEVER, that there is specifically excluded from the Security Interest, and the term Collateral shall not include:

              (A) any Investment Property or other related Collateral of an Assignor that is subjected to the security interest of the Pledge Agreement;

              (B) any Equipment or Goods that is subject to a "purchase money security interest", as such term is now or hereafter defined in the UCC, which (x) constitutes a Permitted Lien under the Credit Agreement; and
       (y) prohibits the creation by an Assignor of a junior security interest therein, unless the holder thereof has consented to the creation of such a junior security interest; or

              (C) any Account, Account Receivable, Contract, Permit, Proprietary Information or General Intangible, or the Proceeds or Products of any of the foregoing, IF AND ONLY TO THE EXTENT THAT:

                     (1) in the case of any such item of Collateral, (x) any
              Contract evidencing such item of Collateral contains a valid and effective contractual restriction or limitation which prohibits the grant or creation of a security interest therein, or (y) a valid and effective restriction or limitation imposed by applicable law, regulation, rule, order or other directive of any governmental body, agency or authority, or the order of any court of competent jurisdiction, prohibits the grant or creation of a security interest in such item of Collateral, or

                     (2) in the case of any such item of Collateral, such item
              of Collateral would be subject to loss or forfeiture upon the grant or creation of a security interest therein by reason of (x) a valid and effective contractual restriction or limitation contained in any Contract evidencing such item of Collateral, or
              (y) a valid and effective restriction or limitation imposed by applicable law, regulation, rule, order or other directive of any governmental body, agency or authority, or the order of any court of competent jurisdiction.

       The inclusion of any item or type of property in any of the foregoing clauses or in any of the defined terms used therein does not imply the exclusion of such item or type of property from any of the other clauses of this section
2.1 or any of the definitions used in such clauses. The Security Interest of the Collateral Agent under this Agreement extends to all Collateral of any kind and/or nature which any Assignor may acquire at any time during the continuation of this Agreement.

       2.2. NO ASSUMPTION OF LIABILITY. The Security Interest of any Assignor is granted as security only and shall not subject the Collateral Agent or any other Secured Creditor to, or in any way alter or modify, any obligation or liability of such Assignor with respect to or arising out of any of the Collateral.


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       2.3. POWER OF ATTORNEY. Each Assignor hereby irrevocably constitutes and appoints the Collateral Agent its true and lawful agent and attorney-in-fact, after the occurrence of and during the continuance of an Event of Default, and in such capacity the Collateral Agent shall have the right, with full power of substitution, in the name of such Assignor or otherwise, for the use and benefit of the Collateral Agent and the other Secured Creditors, but subject to any mandatory requirements or limitations of applicable law at the time in effect, to receive, endorse, present, assign, deliver and/or otherwise deal with any and all notes, acceptances, letters of credit, checks, drafts, money orders, or other evidences of payment relating to the Collateral of such Assignor or any part thereof; to demand, collect, receive payment of, and give receipt for and give credits, allowances, discounts, discharges, releases and acquittances of and for any or all of the Collateral of such Assignor; to sign the name of such Assignor on any invoice or bill of lading relating to any of the Collateral of such Assignor; to send verifications of any or all of the Accounts Receivable of such Assignor to its Account Debtors; to commence and prosecute any and all suits, actions or proceedings at law or in equity in or before any court or other tribunal (including any arbitration proceedings) to collect or otherwise realize on all or any of the Collateral of such Assignor, or to enforce any rights of such Assignor in respect of any of its Collateral; to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any or all of the Collateral of such Assignor; to notify, or require such Assignor to notify or cause to be notified, its Account Debtors to make payment directly to the Collateral Agent or to a Blocked Deposit Account; and/or to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any or all of the Collateral of such Assignor, and to do all other acts and things necessary or appropriate to carry out the intent and purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral of such Assignor for all purposes; PROVIDED, HOWEVER, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Secured Creditor to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Creditor, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any other Secured Creditor with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Assignor or to any claim or action against the Collateral Agent or any other Secured Creditor. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of each of the Assignors for the purposes set forth above is a presently effective appointment, is coupled with an interest and is irrevocable. The provisions of this section shall in no event relieve any Assignor of any of its obligations under this Agreement or any of the other Credit Documents with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any other Secured Creditor to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any other Secured Creditor of any other or further right it may have on the date of this Agreement or hereafter, whether hereunder, under any other Credit Document, by law or otherwise.


       3. REPRESENTATIONS AND WARRANTIES.

       Each Assignor represents and warrants to the Collateral Agent and the other Secured Creditors, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

       3.1. AUTHORITY. Such Assignor has full organizational power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement.

       3.2 ABSENCE OF OTHER LIENS, ETC. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind of such Assignor in the Collateral, EXCEPT as disclosed in Annex A hereto (the "PERMITTED FILINGS"), and for financing statements and continuation statements filed to perfect or continue the perfection of the Security Interest.

       (b) Such Assignor has, and as to any Collateral acquired by it from time to time after the date hereof such Assignor will have, (i) good title to all tangible items of Collateral owned by it (except for any items which in the aggregate are of immaterial value in regard to the Collateral of all Assignors considered as an entirety), and (ii) good and sufficient rights in all other items and types of its Collateral (except for any items which in the aggregate are of immaterial value in regard to the Collateral of all Assignors considered as an entirety), in each case free and clear of any Lien, EXCEPT FOR Permitted Liens.

       3.3. EFFECTIVE AND ENFORCEABLE SECURITY INTEREST. The Security Interest of such Assignor constitutes, as between such Assignor and the Collateral Agent, an effective and enforceable security interest in all of the Collateral of such Assignor, securing the payment and performance of the Secured Obligations.

       3.4. PERFECTION OF SECURITY INTEREST UNDER UCC. All notifications and other actions, including, without limitation,

              (1) all deposits of certificates and instruments evidencing any Collateral (duly endorsed or accompanied by appropriate instruments of transfer),

              (2) all notices to and acknowledgments of any bailee or other person,

              (3) all acknowledgments and agreements respecting the right of the Collateral Agent to "control" any Collateral, as such term is now or hereafter defined in the UCC, and

              (4) all filings, registrations and recordings,

which are (x) required by the terms of this Agreement to have been given, made, obtained, done and accomplished, and (y) necessary to create, preserve, protect and perfect the Security Interest granted by such Assignor to the Collateral Agent hereby in respect of its portion of the Collateral, have been given, made, obtained, done and accomplished.

       (b) After giving effect to all such actions, the Security Interest granted by such Assignor to the Collateral Agent pursuant to this Agreement in and to its portion of the Collateral will be perfected, to the extent a security interest in such Assignor's portion of the Collateral can be perfected under the UCC of any applicable jurisdiction.

       3.5. PLACES OF BUSINESS, LOCATIONS OF COLLATERAL, ETC. At and as of the date hereof, the principal place of business of such Assignor, or its chief executive office (and the registered office of any Assignor which is a corporation) if it has more than one place of business, is located at the address indicated on Annex B hereto; the U.S. Federal Tax I.D. Number of such Assignor is set forth on Annex B hereto; and all Inventory and Equipment of such Assignor is located at one of the locations shown on Annex C attached hereto.


       4. GENERAL COVENANTS.

       4.1. NO OTHER LIENS; DEFENSE OF TITLE, ETC. No Assignor will make or grant, or suffer or permit to exist, any Lien on any of its Collateral, OTHER than the Permitted Liens.

       (b) Each Assignor, at its sole cost and expense, will take any and all actions reasonably necessary to defend title to its Collateral against any and all persons and to defend the validity, perfection, effectiveness and priority of the Security Interest of the Collateral Agent therein against any Lien other than Permitted Liens.

       4.2. FURTHER ASSURANCES; FILINGS AND RECORDINGS, ETC. Each Assignor, at its sole cost and expense, will duly execute, acknowledge and deliver all such agreements, instruments and other documents and take all such actions (including, without limitation, (1) physically pledging Instruments, Documents, Chattel Paper and certificates evidencing Investment Property, with the Collateral Agent, (2) obtaining from other persons Blocked Account Agreements in accordance with section 5.2(a), (3) obtaining from other persons lien waivers and bailee letters in accordance with section 4.4(c), (4) obtaining from other persons agreements evidencing the exclusive control and dominion of the Collateral Agent over any Investment Property, in instances where confirmation of the "control" of the Collateral Agent over the particular Investment Property is required in order to perfect a security interest therein and such actions are required under the circumstances contemplated by section 4.2(e)(iv),and (5) making filings, recordings and registrations), as the Collateral Agent may from time to time request in order to better assure, preserve, protect and perfect the Security Interest of the Collateral Agent in the Collateral of such Assignor, and the rights and remedies of the Collateral Agent hereunder, or otherwise to further effectuate the intent and purposes of this Agreement and to carry out the terms hereof.

       (b) Each Assignor, at its sole cost and expense, will at all times cause this Agreement (and/or proper notices, financing or other statements in respect hereof, and supplemental collateral assignments or collateral security agreements in respect of any portion of the Collateral) to be duly filed, recorded, registered and published, and re-filed, re-recorded, re-registered and re-published in such manner and in such places as may be required under the UCC or other applicable law in order to establish, perfect, preserve and protect the rights, remedies and Security Interest of the Collateral Agent in or with respect to the Collateral of such Assignor, and pay all taxes, fees and charges and comply with all statutes and regulations, applicable to such filing, recording, registration and publishing and such re-filing, re-recording, re-registration and re-publishing. Each Assignor irrevocably authorizes the Collateral Agent to file any financing statements with respect to the Collateral of such Assignor without the signature of such Assignor where the Collateral Agent is permitted by applicable law to do so.

       (c) When requested from time to time by the Collateral Agent to do so, each Assignor will promptly furnish to the Collateral Agent such information concerning itself and the location of its Collateral, in order that the Collateral Agent may determine whether all filings, recordings and registrations have been made in all jurisdictions in which such filing, recording or registration is necessary under the UCC or other applicable law in order to establish, perfect, preserve and protect the rights, remedies and Security Interest of the Collateral Agent in or with respect to the Collateral of such Assignor.

       (d) When requested from time to time by the Collateral Agent to do so, each Assignor will promptly furnish to the Collateral Agent such information and copies of documents as may be requested concerning any item or type of Collateral as to which a security interest may not be perfected by the filing of a financing statement under the UCC of any applicable jurisdiction, in order that the Collateral Agent may determine whether to require such Assignor to take any actions under section 4.2(a) with regard thereto.

       (e) Notwithstanding the foregoing or anything to the contrary contained in this Agreement:

              (i) no Assignor shall be required to file any UCC financing statement as a "fixture filing" which includes the legal description of any real property, in order to perfect the Security Interest in any Fixtures included in the Collateral, unless and until required to do so on not less than 15 days' prior written notice from the Collateral Agent to such effect (such notice to be given by the Collateral Agent only upon written instructions from the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of the Credit Agreement for any period subsequent to June 30, 1999);

              (ii) no Assignor shall be required to file this Agreement or any separate collateral document with the United States Patent and Trademark Office or with the United States Copyright Office, in order to perfect the Security Interest in any Patents, Trademarks, Copyrights or similar Collateral, unless and until required to do so on not less than 10 days' prior written notice from the Collateral Agent to such effect (such notice to be given by the Collateral Agent only upon written instructions from the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of the Credit Agreement for any period subsequent to June 30, 1999);

              (iii) an Assignor shall not be obligated to physically deliver to, or deposit with, the Collateral Agent, any of its Collateral in order to perfect the Security Interest therein unless and until the Collateral Agent shall have given such Assignor written notice requiring the same to be done (such notice to be given by the Collateral Agent only upon written instructions from the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of the Credit Agreement for any period subsequent to June 30, 1999), and if any such notice is given the applicable Assignor will immediately, and in any event within two Business Days following its receipt of such notice, effect such deposit with or delivery to the Collateral Agent; and

              (iv) an Assignor shall not be obligated to obtain an agreement evidencing the exclusive control of the Collateral Agent over any of its Investment Property in order to perfect the Security Interest therein unless and until the Collateral Agent shall have given such Assignor written notice requiring the same to be done (such notice to be given by the Collateral Agent only upon written instructions from the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of the Credit Agreement for any period subsequent to June 30, 1999), and if any such notice is given the applicable Assignor will promptly, and in any event within 10 Business Days following its receipt of such notice, obtain and deliver any such agreement to the Collateral Agent.

       4.3. CONTINUING OBLIGATIONS OF THE ASSIGNORS IN RESPECT OF THE COLLATERAL. Each Assignor shall remain liable to duly pay, observe, perform and satisfy all of the obligations, terms, covenants, provisions and conditions to be paid, observed, performed and satisfied by it under each contract, agreement and instrument relating to its Collateral, all in accordance with the terms, covenants, provisions and conditions thereof, and each Assignor will indemnify and hold harmless the Collateral Agent and the other Secured Creditors from and against any and all loss, liability, cost, expense or claim in any way relating to or arising therefrom.

       4.4 USE AND DISPOSITION OF THE COLLATERAL. Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Assignors thereof in writing and that the rights of any or all of the Assignors under this section 4.4(a) are suspended during the continuance of such Event of Default, an Assignor may use and dispose of its Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Credit Documents.

       (b) No Assignor will consign any of its Inventory to any person unless all filings of financing statements under the UCC and other actions and filings, registrations and recordings required under other applicable laws have been made in order to perfect the rights and interests of such Assignor in the consigned Inventory against creditors of and purchasers from the consignee; PROVIDED that unless and until the Collateral Agent shall have notified the Assignors in writing to the contrary (which notice may be given by the Collateral Agent only upon the written instructions of the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of the Credit Agreement for any period subsequent to June 30, 1999), no Assignor shall be required to comply with this section 4.4(b) until the aggregate book value of all Inventory consigned by the Assignors exceeds $500,000.

       (c) If so requested by the Collateral Agent in a written notice to an Assignor (which notice may be given by the Collateral Agent only upon written instructions from the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of the Credit Agreement for any period subsequent to June 30, 1999),

              (i) commencing 30 days after any such notice is received by such Assignor, such Assignor will not thereafter permit any of its Inventory or Equipment having a value in excess of $100,000 (or such larger amount as shall be acceptable to the Collateral Agent, in its discretion) to be in the possession or control of any single warehouseman, bailee, processor, supplier or agent at any time, UNLESS such warehouseman, bailee, processor, supplier or agent shall have been notified of the Security Interest and shall have agreed in writing to hold such Collateral subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Collateral, whether arising by operation of law or otherwise; and

              (ii) commencing 30 days after any such notice is received by such Assignor, such Assignor will not thereafter permit any of its Inventory or Equipment having a value in excess of $100,000 (or such larger amount as shall be acceptable to the Collateral Agent, in its discretion) to be located on any leased property at any time, UNLESS the landlord shall have been notified of the Security Interest, shall have agreed in writing to waive and release any Lien held by it with respect to such Collateral, whether arising by operation of law or otherwise, and shall have granted the Collateral Agent such reasonable access and cure rights with respect to such leased property and lease as the Collateral Agent may reasonably require.

       4.5. DELIVERY OR MARKING OF CHATTEL PAPER; ASSIGNMENT OF SECURITY FROM ACCOUNT DEBTORS AND CONSIGNMENTS; ETC. Without limitation of any of the provisions of section 4.2(a) hereof:

              (a) If any amount payable to an Assignor under or in connection with any of the Collateral shall be or become evidenced by any Chattel Paper, Document or Instrument, such Assignor will, if requested by the Collateral Agent (which request may be made by the Collateral Agent only upon the written instructions of the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of the Credit Agreement for any period subsequent to June 30, 1999), cause such Chattel Paper, Document or Instrument to be delivered to the Collateral Agent and pledged as part of the Collateral hereunder, accompanied by any appropriate instruments or endorsements or transfer. In the case of any Chattel Paper, the Collateral Agent may require, in lieu of the delivery thereof to the Collateral Agent, that the writings evidencing the Chattel Paper be legended to reflect the Security Interest of the Collateral Agent therein, all in a manner acceptable to the Collateral Agent.

              (b) If at any time any Assignor shall take and perfect a security interest in any property of an Account Debtor, as security for the Accounts Receivable owed by such Account Debtor and/or any of its Affiliates, or take and perfect a security interest arising out of the consignment to any person of any Inventory or other Collateral, such Assignor shall, if requested by the Collateral Agent (which request may be made by the Collateral Agent only upon the written instructions of the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of the Credit Agreement for any period subsequent to June 30, 1999), promptly execute and deliver to the Collateral Agent a separate assignment of all financing statements and other filings made to perfect the same. Such separate assignment need not be filed of public record unless necessary to continue the perfected status of the security interest of such Assignor against creditors of any transferees from the Account Debtor or consignee.

       4.6. MODIFICATION OF TERMS OF ACCOUNTS AND CONTRACTS, ETC. No Assignor will enter into any material modification of the terms or provisions of any of its Accounts Receivable or Contracts, or grant any extension of time for the payment of any of its Accounts Receivable or Contracts, or compromise or settle the same for less than the full amount thereof, or release, wholly or partially, any person liable for the payment thereof or any guaranty, letter of credit, collateral or other obligation supporting or securing the payment thereof, or allow any credit or discount whatsoever thereon, OTHER than modifications, extensions, compromises, settlements, credits and discounts granted or made in the ordinary course of the business of the Assignors (considered as an entirety) or in accordance with reasonable business judgment of an Assignor (considered in light of the business of the Assignors as an entirety) when the Collateral Agent is not exercising its rights under section 8 hereof during the continuance of an Event of Default.

       4.7. MAINTENANCE OF RECORDS, ETC. Each Assignor will at its own cost and expense keep proper books of record and account, in which full and correct entries shall be made with respect to all assets comprising its Collateral and of all financial transactions relating thereto, in accordance with GAAP, in the case of the Borrower as an Assignor, or which are reconcilable to GAAP, in the case of any other Assignor. All billings and invoices issued by an Assignor with respect to its Accounts Receivable will, in all material respects, be in compliance with and conform to the requirements of all applicable federal, state and local laws and any applicable laws of any relevant foreign jurisdiction. If an Event of Default shall have occurred and be continuing and the Collateral Agent so directs, each Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its Accounts Receivable and Contracts, as well as books, records and documents of such Assignor evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

       4.8. COLLATERAL REPORTS. Whenever requested to do so by the Collateral Agent, each Assignor will promptly, at its own sole cost and expense, deliver to the Collateral Agent, in written hard copy form or on magnetic tape or other computer or machine readable form, as specified by the Collateral Agent, such listings, agings, descriptions, schedules and other reports with respect to its Accounts Receivable, Inventory, Equipment and other Collateral as the Collateral Agent may reasonably request, all of the same to be in such scope, categories and detail as the Collateral Agent may have reasonably requested and to be accompanied by copies of invoices and other documentation as and to the extent reasonably requested by the Collateral Agent.

       4.9. INSPECTIONS AND VERIFICATION. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at any Assignor's own cost and expense, to inspect the Collateral of such Assignor, all books and records related thereto (and to make extracts and copies thereof) and the premises upon which any of such Collateral is located, to discuss such Assignor's affairs with the officers of such Assignor and its independent accountants, and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, such Collateral, including, in the case of Accounts or other Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral (after not less than two days' prior notice to the applicable Assignor) for the purpose of making such verification. Any procedures or actions taken, prior to the occurrence and continuance of an Event of Default, in order to verify Accounts by contacting Account Debtors, shall be effected by the Borrower's independent accountants, acting at the direction of the Collateral Agent, in such manner so as not to reveal the identity of the Collateral Agent or the existence of the Security Interest to the Account Debtors. The Borrower will instruct its independent accountants to undertake any such verification when and as requested by the Collateral Agent, but not more frequently than once in any 12 month period, unless an Event of Default shall have occurred and be continuing, in which case more frequent verifications may be required. The results of any such verification by independent accountants shall be reported by such independent accountants to both the Collateral Agent and the Borrower. In the event the Collateral Agent conducts at any premises of an Assignor, through the use of its own audit or collateral monitoring staff employees, any procedures to verify or analyze the validity, amount, quality, quantity, value, condition or status of, or any other matter relating to, any Collateral, the Collateral Agent shall be entitled to per diem compensation for each staff employee so utilized at a rate specified by the Collateral Agent not to exceed the rate then currently being charged for such employees for similar examinations of collateral of other borrowers (which rate is currently $600 per day per employee), and reimbursement of any out-of pocket travel expenses. The aggregate compensation payable pursuant to the preceding sentence shall not exceed $10,000 in any 12 month period, and there shall be not more than one collateral monitoring examination by the Collateral Agent for which compensation is payable pursuant to the preceding sentence in any 12 month period, in each case unless an Event of Default shall have occurred and be continuing. The Collateral Agent shall have the absolute right to share any information it gains from any such inspection or verification or from collateral reports furnished to it by an Assignor with the other Secured Creditors (it being understood that any such information shall be subject to the confidentiality provisions of the Credit Agreement).

       4.10. PAYMENT OF TAXES AND CLAIMS. Each Assignor will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any Collateral or other properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any of its Collateral or any other properties belonging to it; provided that no Assignor shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP; and PROVIDED, FURTHER, that an Assignor will not be considered to be in default of any of the provisions of this sentence if such Assignor fails to pay any such amount which, individually or in the aggregate, is immaterial. Without limiting the generality of the foregoing, each Assignor will pay in full all of its wage obligations to its employees in accordance with the Fair Labor Standards Act (29 U.S.C. sections 206-207) and any comparable provisions of applicable law.

       4.11. CONDITION OF COLLATERAL. Each Assignor will in all material respects maintain (i) its Equipment in good condition, ordinary wear and tear excepted, (ii) its finished goods Inventory in compliance with all applicable legal requirements (including labeling laws and regulations) and industry standards, and otherwise in good and saleable condition, and (iii) all other tangible items of its Collateral, taken as an entirety, in such condition as is consistent with good business practices, ordinary wear and tear excepted.

       4.12. INSURANCE. Each Assignor, without any cost or expense to the Collateral Agent or any other Secured Creditor, will at all times keep its business and its Collateral insured against fire, theft, other casualties, liability for damage to other persons or property, and other insurable risks, as and to the extent contemplated by the Credit Agreement. Such insurance shall be written by financially responsible companies selected by the applicable Assignor and having an A.M. Best rating of "A-" or better and being in a financial size category of "VII" or larger, or by other companies acceptable to the Collateral Agent, and shall name the Collateral Agent as loss payee ( in the case of casualty insurance) or as an additional named insured as its interests may appear (in the case of liability insurance).

Each policy referred to in this section shall provide that it will not be canceled or reduced or expire except after not less than 30 days' written notice to the Collateral Agent and shall also provide that the interests of the Collateral Agent shall not be invalidated by an act or negligence of an Assignor or any person having an interest in any facility owned, leased or used by an Assignor nor by occupancy or use of any facility owned, leased or used by an Assignor for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to any facility owned, leased or used by an Assignor. Each Assignor will advise the Collateral Agent promptly of any policy cancellation, reduction or amendment. All of such insurance shall be primary and non-contributing with any insurance which may be carried by the Collateral Agent. At or prior to the time of the initial Borrowing under the Credit Agreement, each Assignor will provide to the Collateral Agent (x) certificates or endorsements naming the Collateral Agent as an additional insured or loss payee with respect to the casualty and liability insurance maintained as required hereby, and (y) if requested to do so, copies of all insurance policies maintained by it as required hereby. Each Assignor shall deliver to the Collateral Agent contemporaneously with the expiration or replacement of any policy of insurance required to be maintained hereunder a certificate as to the new or renewal policy.

       4.13. PROCEEDS OF CASUALTY INSURANCE, CONDEMNATION OR TAKING. All amounts recoverable under any policy of casualty insurance or any award for the condemnation or taking by any governmental authority of any portion of the Collateral are hereby assigned to the Collateral Agent.

       (b) In the event any portion of the Collateral suffers a casualty loss or is involved in any proceeding for condemnation or taking by any governmental authority, THEN if an Event of Default has occurred and is continuing or if any required prepayment of any of the Secured Obligations is required to be made at such time or as a result thereof, the Collateral Agent is authorized and empowered, at its option, to participate in, control, direct, adjust, settle and/or compromise any such loss or proceeding, to collect and receive the proceeds therefrom and, after deducting from such proceeds any expenses incurred by it in connection with the collection or handling thereof, to apply the net proceeds to the Secured Obligations in accordance with the provisions of the Credit Agreement.

       (c) If any proceeds are received by the Collateral Agent as a result of a casualty, condemnation or taking involving the Collateral and the disposition of such proceeds is not subject to section 4.13(b), the Collateral Agent will promptly release the same to the applicable Assignor.

       4.14. PROTECTIVE ADVANCES BY THE COLLATERAL AGENT. At its option, but without being obligated to do so, the Collateral Agent may, upon not less than two Business Days' prior written notice to any applicable Assignor, pay and discharge past due taxes, assessments and governmental charges, at any time levied on or with respect to any of the Collateral of such Assignor which such Assignor has failed to pay and discharge in accordance with the requirements of this Agreement or any of the other Credit Documents, pay and discharge any claims of other creditors of such Assignor which are secured by any Lien on any Collateral other than a Permitted Lien, pay for the maintenance, repair, restoration and preservation of the Collateral to the extent such Assignor fails to comply with its obligations in regard thereto under this Agreement and the other Credit Documents or the Collateral Agent reasonably believes payment of the same is necessary or appropriate to avoid a material loss or diminution in value of the Collateral, and/or obtain and pay the premiums on insurance for the Collateral which such Assignor fails to maintain in accordance with the requirements of this Agreement and the other Credit Documents, and each Assignor agrees to reimburse the Collateral Agent, on demand, for all reasonable payments and expenses incurred by the Collateral Agent with respect to such Assignor or any of its Collateral pursuant to the foregoing authorization, PROVIDED, HOWEVER, that nothing in this section shall be construed as excusing any Assignor from the performance of, or imposing any obligation on the Collateral Agent or any other Secured Creditor to cure or perform, any covenants or other agreements of any Assignor with respect to any of the foregoing matters as set forth herein or in any of the other Credit Documents.

       4.15. ADDITIONAL INFORMATION CONCERNING TRADE NAMES, ETC. Each Assignor will from time to time promptly furnish the Collateral Agent upon its written request a list of all trade, fictitious and other names (together with applicable locations) under which it conducts business in any jurisdiction, or under which it or any of its predecessors in interest conducted business at any time within the preceding five years.

       5. SPECIAL PROVISIONS CONCERNING COLLECTION OF ACCOUNTS, ETC.

       5.1. COLLECTION. Each Assignor shall, in a manner consistent with the provisions of this section 5, endeavor to cause to be collected from the Account Debtor named in each of its Accounts, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures), any and all amounts owing under or on account of such Accounts, subject to any modifications, extensions, compromises, settlements, releases, credits and discounts granted or made in the ordinary course of the business as permitted under section 4.6.

       (b) Each Assignor shall, and the Collateral Agent hereby authorizes each Assignor to, enforce and collect all amounts owing to it on its Inventory and Accounts, for the benefit and on behalf of the Collateral Agent and the other Secured Creditors, PROVIDED, HOWEVER, that such privilege may at the option of the Collateral Agent, by notice to the Borrower (on behalf of all Assignors), be terminated upon the occurrence and during the continuance of any Event of Default.

       (c) An Assignor may use and apply as it sees fit any and all amounts collected by it in respect of its Inventory and Accounts, unless and until an Event of Default shall have occurred and be continuing and such Assignor shall have become obligated to take the actions contemplated by section 5.2.

       5.2. COLLATERAL CONCENTRATION ACCOUNT, BLOCKED ACCOUNT AGREEMENTS, ETC. As promptly as practicable and in any event within 10 days following the occurrence and continuance of an Event of Default, the Collateral Agent will establish the Collateral Concentration Account; and the Assignors shall enter into Blocked Account Agreements with the Collateral Agent and each financial institution in which an Assignor has a Deposit Account.

       (b) Once established in accordance with the provisions of section 5.2(a), the Collateral Concentration Account shall be, and shall remain, under the sole dominion and control of the Collateral Agent, and the funds on deposit in the Collateral Concentration Account shall be applied to the outstanding Credit Document Obligations, in such order as the Collateral Agent may require, except that if an Event of Default shall have occurred and be continuing, such funds shall be applied as provided in section 8.4. Once a Deposit Account becomes a Blocked Deposit Account, it shall be, and shall remain, under the sole dominion and control of the Collateral Agent. Each Assignor acknowledges and agrees that
(i) such Assignor will have no right of withdrawal from the Collateral Concentration Account or any of its Blocked Deposit Accounts, and (ii) the funds on deposit in the Collateral Concentration Account and in its Blocked Deposit Accounts shall continue to be collateral security for the Secured Obligations.

       (c) In connection with the establishment of the Blocked Account Agreements and at all times thereafter, each Assignor agrees (i) to cause all payments by its Account Debtors to be immediately deposited in its Blocked Deposit Accounts, and (ii) promptly to deposit all payments received by it from any other sale of any of its Collateral, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in its Blocked Deposit Accounts in precisely the form in which received (but with any endorsements of such Assignor necessary for deposit or collection). Until any such payments are so deposited, such payments shall be held in trust by such Assignor for and as the property of the Collateral Agent, for the benefit of the Collateral Agent and the other Secured Creditors hereunder.

       (d) Notwithstanding the foregoing, an Assignor shall not be required to cause any payments by its Account Debtors under federal or state reimbursement programs to be deposited in a Blocked Deposit Account if (i) such Assignor shall have furnished to the Collateral Agent evidence establishing to the reasonable satisfaction of the Collateral Agent that such deposit would be prohibited by the terms of an applicable federal or state reimbursement program, and (ii) contemporaneously with the receipt of any such payments the Obligations are prepaid in a corresponding amount.

       6. SPECIAL PROVISIONS CONCERNING TRADEMARKS.

       6.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner or licensee of the Marks listed in Annex D attached hereto and that said listed Marks constitute all the marks registered in the United States Patent and Trademark Office that such Assignor now owns or uses in connection with its business. Each Assignor represents and warrants that it owns or is licensed to use all Marks that it uses, and that it owns all of the registrations listed on Annex D. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark or service mark in a manner which could have a material adverse effect on the financial condition, business or property of such Assignor.

       6.2. LICENSES AND ASSIGNMENTS. Each Assignor hereby agrees not to divest itself of any right under a Mark other than in the ordinary course of business absent prior written approval of the Collateral Agent.

       6.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Assignor's rights in and to any Mark that has a material adverse effect on the financial condition, business or property of such Assignor taken as a whole (each such Mark, a "SIGNIFICANT MARK"), or with respect to any party claiming that such Assignor's use of any Significant Mark violates any property right of that party, to the extent that such infringement or violation could have a material adverse effect on the financial condition, business or property of such Assignor. Each Assignor further agrees, unless otherwise directed by the Collateral Agent, diligently to prosecute any person infringing any Significant Mark in a manner consistent with its past practice and in the ordinary course of business.

       6.4. PRESERVATION OF MARKS. Each Assignor agrees to use or license the use of its Significant Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

       6.5. MAINTENANCE OF REGISTRATION. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. ss.ss.1051 ET SEQ. to maintain trademark registration which would reasonably be expected to have a Material Adverse Effect, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Marks pursuant to 15 U.S.C. ss.ss.1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

      6.6. FUTURE REGISTERED MARKS. If any mark registration issues hereafter to an Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate such Assignor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

       6.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, in which case such Assignor agrees to execute an assignment in form and substance reasonably satisfactory to the Collateral Agent, of all its rights, title and interest in and to the Marks to the Collateral Agent for the benefit of the Secured Creditors; take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of the Assignor in connection with which the Marks have been used; and direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

       7.   SPECIAL PROVISIONS CONCERNING
            PATENTS AND COPYRIGHTS.

       7.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner or licensee of all rights in the Patents listed in Annex E attached hereto and in the Copyright registrations listed in Annex F attached hereto, that said Patents constitute all the United States patents and applications for United States patents that such Assignor now owns and that said Copyrights constitute all the registered United States copyrights that such Assignor now owns. Each Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyright registrations that it now owns, uses or practices under. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright in a manner which could have a material adverse effect on the financial condition, business or property of such Assignor.

       7.2. LICENSES AND ASSIGNMENTS. Each Assignor hereby agrees not to divest itself of any right under a Patent or Copyright other than in the ordinary course of business absent prior written approval of the Collateral Agent, which such approval shall not be unreasonably withheld.

       7.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement or other violation of such Assignor's rights in any Patent that has a material adverse effect on the financial condition, business or property of such Assignor taken as a whole (each such Patent, a "SIGNIFICANT PATENT") or Copyright, or with respect to any claim that practice of any Significant Patent or Copyright violates any property right of that party, to the extent that such infringement or violation could have a material adverse effect on the financial condition, business or property of such Assignor. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any person infringing any Significant Patent or Copyright about which it has knowledge in a manner consistent with its past practice and in the ordinary course of business.

       7.4. MAINTENANCE OF PATENTS. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force rights under each Patent.

       7.5. PROSECUTION OF PATENT APPLICATIONS. At its own expense, each Assignor shall diligently prosecute all applications for United States patents listed on Annex E hereto, and shall not abandon any such application, except in favor of a continuation application based on such application, prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent, which such consent shall not be unreasonably withheld.

       7.6. OTHER PATENTS AND COPYRIGHTS. Within 30 days of acquisition of a United States Patent or Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

       7.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor take any or all of the following actions: declare the entire right, title and interest of such Assignor in each of the Patents and Copyrights vested, in which event such right, title and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case such Assignor agrees to execute an assignment in form and substance reasonably satisfactory to the Collateral Agent of all its right, title, and interest to such Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors; take and practice or sell the Patents and Copyrights; (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

       8.   REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.

       8.1. REMEDIES GENERALLY; OBTAINING OF THE COLLATERAL. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, THEN and in every such case, subject to any mandatory requirements or limitations of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may exercise any or all of the following rights (all of which each Assignor hereby agrees is commercially reasonable):

              (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from such Assignor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's or such other person's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

              (b) instruct the obligor or obligors on any Account, agreement, instrument or other obligation (including, without limitation, Account Debtors) constituting the Collateral to make any payment required by the terms of such Account, agreement, instrument or other obligation directly to the Collateral Agent and/or directly to a Blocked Deposit Account;

              (c) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

              (d) direct any financial institution which maintains a Blocked Deposit Account to transfer funds from such Blocked Deposit Account to the Collateral Concentration Account pursuant to the provisions of the applicable Blocked Account Agreement;

              (e) withdraw any or all monies, securities and/or instruments in the Collateral Concentration Account for application to the Secured Obligations in accordance with section 8.4 hereof; and

              (f) pay and discharge taxes, Liens or claims on or against any of the Collateral;

              (g) pay, perform or satisfy, or cause to be paid, performed or satisfied, for the benefit of any Assignor, any of the obligations, terms, covenants, provisions or conditions to be paid, observed, performed or satisfied by such Assignor under any contract, agreement or instrument relating to its Collateral, all in accordance with the terms, covenants, provisions and conditions thereof, as and to the extent that such Assignor fails or refuses to perform or satisfy the same;

              (h) enter into any extension if, or any other agreement in any way relating to, any of the Collateral;

              (i) make any compromise or settlement the Collateral Agent deems desirable or proper with respect to any of the Collateral; and/or

              (j) take possession of the Collateral or any part thereof, by directing such Assignor or any other person in possession thereof in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense;

                     (i) forthwith cause the same to be moved to the place or
              places so designated by the Collateral Agent and there delivered to the Collateral Agent,

                     (ii) store and keep any Collateral so delivered to the
              Collateral Agent at such place or places pending further action by the Collateral Agent as provided in section 8.2, and

                     (iii) while the Collateral shall be so stored and kept,
              provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that such Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

       8.2. DISPOSITION OF THE COLLATERAL. Upon the occurrence and continuance of an Event of Default, any Collateral repossessed by the Collateral Agent under or pursuant to section 8.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements or limitations of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to such Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of the relevant Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the city where such Collateral is located. To the extent permitted by any such requirement of law, the Collateral Agent on behalf of the Secured Creditors (or certain of them) may bid for and become the purchaser (by bidding in Secured Obligations or otherwise) of the Collateral or any item thereof, offered for sale in accordance with this section without accountability to the relevant Assignor (except to the extent of surplus money received as provided in section 8.4). If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Assignor as hereinabove specified, the Collateral Agent need give the relevant Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

       8.3. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

              (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or wilful misconduct;

              (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

              (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the relevant Assignor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the relevant Assignor.

       8.4. APPLICATION OF PROCEEDS. All Collateral and proceeds of Collateral obtained and realized by the Collateral Agent in connection with the enforcement of this Agreement pursuant to this section 8 shall be applied as follows:

              (1) FIRST, to the payment to the Collateral Agent, for application to the Secured Obligations as provided in section 10.3 of the Credit Agreement; and

              (2) SECOND, to the extent remaining after the application pursuant to the preceding clause (i) and following the termination of this Agreement pursuant to section 10.11 hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such payment.

       8.5. REMEDIES CUMULATIVE, ETC. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, any Designated Hedge Agreement or the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy, or partial or single exercise thereof, and no renewal or extension of any of the Secured Obligations, shall impair or constitute a waiver of any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

       8.6. DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

       8.7. PURCHASERS OF COLLATERAL. Upon any sale of any of the Collateral by the Collateral Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Collateral Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof.


       9. INDEMNITY.

       9.1. INDEMNITY. The Assignors jointly and severally agree to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and their respective Affiliates, successors, assigns, employees, agents and servants (any or all of the foregoing, individually an "INDEMNITEE" and collectively. the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, costs, expenses, damages, penalties, fines, claims, demands, actions, suits, proceedings, judgments, arbitration awards and appeals of whatsoever kind and nature (all of the foregoing, collectively "INDEMNIFIABLE CLAIMS AND AMOUNTS"), at any time imposed on, asserted (whether or not successfully) against, or suffered or incurred by, any of the Indemnitees, in any way relating to or arising out of or otherwise connected to:

              (i) the execution, delivery or performance by any Assignor of this Agreement or any of the contracts, agreements or instruments included in its Collateral, including, without limitation, any actual or claimed failure of any Assignor to duly pay, observe, perform or satisfy any of the obligations, terms, covenants, provisions or conditions to be paid, observed, performed or satisfied by it under any contract, agreement or instrument included in, or otherwise related to, its Collateral;

              (ii) any actual or claimed violation by any Assignor of, or any liabilities or obligations of a Assignor arising under, any laws, regulations, rules, orders or judgments of any country, state or other governmental body, unit, agency or court, in any way related to any of its Collateral;

              (iii) the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of any of the Collateral (including, without limitation, latent or other defects, whether or not discoverable); and/or

              (iv) any actual or claimed injury to any person or property, or the death of any person, whether based on any actual or alleged tort (including, without limitation, claims arising or imposed under the doctrine of strict liability), breach of an express or implied warranty, or other basis or theory of liability;

PROVIDED that no Indemnitee shall be indemnified pursuant to this section 9.1(a) for Indemnifiable Claims and Amounts to the extent caused by the gross negligence or wilful misconduct of such Indemnitee.

       (b) If any action, suit or proceeding is commenced against any Indemnitee which such Indemnitee believes is subject to indemnification hereunder, such Indemnitee shall promptly notify the Borrower (who shall receive such notice on behalf of all Assignors), and such Indemnitee may, and if requested by the Borrower (on behalf of all Assignors) shall, in good faith, contest the validity, applicability and amount of such action, suit or proceeding with counsel selected by such Indemnitee, and shall permit the Borrower (on behalf of all Assignors) to participate in such contest, subject to the overall control and direction of such Indemnitee and its counsel. In addition, in connection with the defense of any action, suit or proceeding covered by this section 9.1 against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel selected by such Indemnitees; PROVIDED, HOWEVER, that if such legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under the laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such defense or counterclaim, each Indemnitee shall be entitled to separate representation by a legal counsel selected by that Indemnitee.

       (c) The Assignors, jointly and severally, agree that upon written notice by any Indemnitee of the incurrence or sufferance by such Indemnitee of any Indemnifiable Claims and Amounts, the Assignors will pay, on demand, all Indemnifiable Claims and Amounts, from time to time incurred or suffered by such Indemnitee. Each Indemnitee agrees to use its best efforts to promptly notify the Borrower (on behalf of all Assignors) of any written assertion of any Indemnifiable Claims and Amounts of which such Indemnitee has actual knowledge.

       (d) Without limitation of the foregoing, the Assignors jointly and severally agree to pay, or reimburse the Collateral Agent for (if the Collateral Agent shall have incurred fees, costs or expenses because an Assignor shall have failed to comply with its obligations under this Agreement or any Credit Document), any and all out-of-pocket fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Security Interest of the Collateral Agent in the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

       (e) In addition, and without limitation of the foregoing, the Assignors jointly and severally agree to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any material misrepresentation by an Assignor in this Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

       (f) If and to the extent that the obligations of any Assignor under this section 9.1 are unenforceable for any reason, each Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

       9.2. INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Collateral. The indemnity obligations of the Assignors contained in this section 9 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and all of the other Secured Obligations and notwithstanding the discharge thereof.


       10. MISCELLANEOUS.

       10.1. NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Borrower, at its address specified in or pursuant to the Credit Agreement, if to any Assignor which is a Subsidiary of the Borrower, to it c/o the Borrower at its address specified in or pursuant to the Credit Agreement, if to the Collateral Agent, to it at the Notice Office of the Administrative Agent, if to any Lender, at its address specified in or pursuant to the Credit Agreement, and if to any Designated Hedge Creditor, at such address as such Designated Hedge Creditor shall have specified in writing to each Assignor and the Collateral Agent; or in any case at such other address as any of the persons listed above may hereafter notify the others in writing. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

       10.2. ENTIRE AGREEMENT. This Agreement, the other Credit Documents and any Designated Hedge Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties.

       10.3. AMENDMENTS AND WAIVERS. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by (i) each Assignor affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, modification or variance affecting any Assignor other than the Assignor so added or released); and (ii) the Collateral Agent (acting with the consent of the Required Lenders or, to the extent required by section 12.12 of the Credit Agreement, all of the Lenders, or all of the Lenders (other than any Defaulting Lender), as applicable), PROVIDED, HOWEVER, that

              (a) no such change, waiver, modification or variance shall be made to section 8.4, section 9, section 10.11 or this section 10.3 which adversely affects any Secured Creditor without the written consent of such Secured Creditor;

              (b) any change, waiver, modification or variance which adversely affects the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors; and

              (c) any change, waiver, modification or variance which adversely affects the rights and benefits of less than all of the members of a single Class of Secured Creditors (and not all Secured Creditors, nor all Secured Creditors of the same Class, in a like or similar manner) shall require the written consent of each of such members which is adversely affected thereby.

For the purpose of this Agreement, the term "CLASS" shall mean each class of Secured Creditors, I.E., whether (x) the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders as holders of the Credit Document Obligations or (y) the Designated Hedge Creditors as holders of the Designated Hedge Obligations. For the purpose of this Agreement, the term "REQUISITE CREDITORS" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Designated Hedge Obligations, the holders of at least 51% of all Designated Hedge Obligations outstanding from time to time under the Designated Hedge Documents.

       10.4. OBLIGATIONS ABSOLUTE. The obligations of each Assignor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, other than indefeasible payment in full of, and complete performance of, all of the Secured Obligations, including, without limitation:

              (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from other Credit Documents or any Designated Hedge Document, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

              (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

              (c) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee;

              (d) any limitation on any person's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof;

              (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to an Assignor or any Subsidiary of an Assignor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not an Assignor shall have notice or knowledge of any of the foregoing; or

              (f) any other event or circumstance which, but for this provision, might release or discharge a guarantor or other surety from its obligations as such.

       10.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and its successors and assigns, PROVIDED that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Collateral Agent. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents and any Designated Hedge Document regardless of any investigation made by the Secured Creditors on their behalf.

       10.6. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

       10.7. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       10.8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

       10.9. ENFORCEMENT EXPENSES, ETC. The Assignors hereby jointly and severally agree to pay, to the extent not paid pursuant to section 12.1 of the Credit Agreement, all reasonable out-of-pocket costs and expenses of the Collateral Agent and each other Secured Creditor in connection with the enforcement of this Agreement, the preservation of the Collateral, the perfection of the Security Interest, and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel employed by the Collateral Agent or any of the other Secured Creditors).

       10.10. RELEASE OF PORTIONS OF COLLATERAL. So long as no payment default on any of the Secured Obligations or Event of Default is in existence or would exist after the application of proceeds as provided below, the Collateral Agent shall, at the request of an Assignor, release any or all of the Collateral of such Assignor, PROVIDED that (x) such release is permitted by the terms of the Credit Agreement (it being agreed for such purposes that a release will be deemed "PERMITTED BY THE TERMS OF THE CREDIT AGREEMENT" if the proposed transaction constitutes an exception contained in section 9.2 of the Credit Agreement) or otherwise has been approved in writing by the Required Lenders (or, to the extent required by section 12.12 of the Credit Agreement, all of the Lenders, or all of the Lenders (other than any Defaulting Lender), as applicable) and (y) the proceeds of such Collateral are to be applied as required pursuant to the Credit Agreement or any consent or waiver entered into with respect thereto.

       (b) At any time that an Assignor desires that the Collateral Agent take any action to give effect to any release of Collateral pursuant to the foregoing section 10.10(a), it shall deliver to the Collateral Agent a certificate signed by a principal executive officer stating that the release of the respective Collateral is permitted pursuant to section 10.10(a). In the event that any part of the Collateral is released as provided in section 10.10(a), the Collateral Agent, at the request and expense of an Assignor, will duly release such Collateral and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this section
10.10. Upon any release of Collateral pursuant to section 10.10(a), none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof.

       10.11. TERMINATION. After the termination of the Total Commitment and all Designated Hedge Documents, when no Note nor Letter of Credit is outstanding and when all Loans and other Secured Obligations (other than unasserted indemnity obligations) have been paid in full, this Agreement shall terminate, and the Collateral Agent, at the request and expense of the Assignors, will execute and deliver to the relevant Assignor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the relevant Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

       10.12. COLLATERAL AGENT. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. The acceptance by the Collateral Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Collateral Agent to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral. By accepting the benefits of this Agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Collateral Agent shall be as set forth in section 11 of the Credit Agreement. Notwithstanding anything to the contrary contained in section 10.3 of this Agreement or section 12.12 of the Credit Agreement, this section 10.12, and the duties and obligations of the Collateral Agent set forth in this section 10.12, may not be amended or modified without the consent of the Collateral Agent.

       10.13. ONLY COLLATERAL AGENT TO ENFORCE ON BEHALF OF SECURED CREDITORS. The Secured Creditors agree by their acceptance of the benefits hereof that this Agreement may be enforced on their behalf only by the action of the Collateral Agent, acting upon the instructions of the Required Lenders (or, after all Credit Document Obligations have been paid in full, instructions of the holders of at least 51% of the outstanding Designated Hedge Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent, for the benefit of the Secured Creditors, upon the terms of this Agreement.

       10.14. OTHER CREDITORS, ETC. NOT THIRD PARTY BENEFICIARIES. No creditor of any Assignor or any of its Affiliates, or other person claiming by, through or under any Assignor or any of its Affiliates, other than the Collateral Agent and the other Secured Creditors, and their respective successors and assigns, shall be a beneficiary or third party beneficiary of this Agreement or otherwise shall derive any right or benefit herefrom.

       10.15. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

       10.16. EFFECTIVENESS. This Agreement shall be effective as to any Assignor upon its execution and delivery to the Collateral Agent of a counterpart of this Agreement manually executed on behalf of such Assignor, regardless of the date of this Agreement or the date this Agreement is executed and delivered by any other party hereto.

       11. WAIVER OF JURY TRIAL.

         EACH ASSIGNOR AND THE COLLATERAL AGENT EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH ASSIGNOR HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SECURED CREDITOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH SECURED CREDITOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

    [The balance of this page is blank; the next page is the signature page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


NCS HEALTHCARE, INC.,                             KEYBANK NATIONAL ASSOCIATION,
      AS AN ASSIGNOR                                    AS COLLATERAL AGENT


BY: /S/ GERALD D. STETHEM                         BY: /S/ THOMAS J. PURCELL
    -----------------------------                     --------------------------
    CHIEF FINANCIAL OFFICER                           VICE PRESIDENT


                                                 THE FOLLOWING ADDITIONAL ASSIGNORS

NCS HEALTHCARE OF OKLAHOMA, INC.                  NCS SERVICES, INC.                        NCS HEALTHCARE OF MASSACHUSETTS, INC.
NCS HEALTHCARE OF RHODE ISLAND, INC.              NCS HEALTHCARE OF IOWA, INC.              NCS HEALTHCARE OF ARIZONA, INC.
NCS HEALTHCARE OF KANSAS, INC.                    NCS HEALTHCARE OF KENTUCKY, INC.          NCS HEALTHCARE OF MONTANA, INC.
NCS HEALTHCARE OF SOUTH CAROLINA, INC.            NCS HEALTHCARE OF VERMONT, INC.           NCS HEALTHCARE OF MISSOURI, INC.
NCS HEALTHCARE OF OREGON, INC.                    NCS HEALTHCARE OF BEACHWOOD, INC.         NCS HEALTHCARE OF NEW YORK, INC.
NCS HEALTHCARE OF MARYLAND, INC.                  NCS HEALTHCARE OF OHIO, INC.              PHARMASOURCE HEALTHCARE, INC.
NCS HEALTHCARE OF ARKANSAS, INC.                  NCS HEALTHCARE OF MICHIGAN, INC.          NCS HEALTHCARE OF TEXAS, INC.
NCS HEALTHCARE OF CALIFORNIA, INC.                NCS HEALTHCARE OF INDIANA, INC.           NCS HEALTHCARE OF TENNESSEE, INC.
RESCOT SYSTEMS GROUP, INC.                        NCS HEALTHCARE OF ILLINOIS, INC.          NCS HEALTHCARE OF MINNESOTA, INC.
UNI-CARE HEALTH SERVICES, INC.                    NCS HEALTHCARE OF PENNSYLVANIA, INC.      NCS HEALTHCARE OF WISCONSIN, INC.
UNI-CARE HEALTH SERVICES OF MAINE, INC.           NCS HEALTHCARE OF CONNECTICUT, INC.       NCS HEALTHCARE OF NEBRASKA, INC.
NCS HEALTHCARE OF NEW JERSEY, INC.                                                          NCS HEALTHCARE OF NEW MEXICO, INC.
NCS HEALTHCARE OF FLORIDA, INC.                                                             BEACHWOOD HEALTHCARE MANAGEMENT, INC.
NCS HEALTHCARE OF WASHINGTON, INC.
MANAGEMENT & NETWORK SERVICES, INC.



                                    BY: /S/ MICHAEL J. MASCALI
                                        ----------------------------------------
                                        MICHAEL J. MASCALI, VICE PRESIDENT,
                                        ON BEHALF OF EACH OF
                                        THE ABOVE CORPORATIONS

NCS HEALTHCARE OF NORTH CAROLINA, INC.

BY: /S/ KEVIN B. SHAW
- --------------------------------------
    KEVIN B. SHAW, PRESIDENT

                                     ANNEX A
                                       to
                               SECURITY AGREEMENT

                    SCHEDULE OF EXISTING FINANCING STATEMENTS




                       This information for this Schedule
                    was separately delivered to the parties.

                                     ANNEX B
                                       to
                               SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES


====================================================================================================================
     ASSIGNOR                         TAX I.D. NO.                          ADDRESS

====================================================================================================================
NCS HealthCare, Inc.                   34-1816187                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
Thrifty Medical Supply, Inc.           73-1291927                    3201 Enterprise Parkway
     (merged into NCS                                                Beachwood, Ohio 44122
      HealthCare of Oklahoma,
       Inc.)
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Rhode Island, Inc.   05-0429829                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Kansas, Inc.         34-1839712                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of South Carolina,      31-1508225                    3201 Enterprise Parkway
Inc.                                                                 Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Oregon, Inc.         34-1836971                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Maryland, Inc.       31-1496240                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Arkansas, Inc.       31-1490517                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of California, Inc.     31-1499819                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
RESCOT SYSTEMS GROUP, INC.             23-2589308                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
Uni-Care Health Services, Inc.         02-0468190                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
Uni-Care Health Services of Maine,     02-0468192                    3201 Enterprise Parkway
Inc.                                                                 Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of New Jersey, Inc.     22-3395391                    3201 Enterprise Parkway
(formerly Advanced Rx Services, Inc.)                                Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Florida, Inc.        34-1843258                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Washington, Inc.     34-1844193                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
Management & Network Services, Inc.    34-1819691                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------



====================================================================================================================
     ASSIGNOR                         TAX I.D. NO.                          ADDRESS

====================================================================================================================
NCS Services, Inc.                     34-1837567                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Iowa, Inc.           31-1509013                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Modesto, Inc.        31-1510328                    3201 Enterprise Parkway
      (merged into NCS                                               Beachwood, Ohio 44122
      HealthCare of
      California, Inc.)
- --------------------------------------------------------------------------------------------------------------------
NCS Quality Care Pharmacy, Inc.                                      3201 Enterprise Parkway
      (merged into NCS                                               Beachwood, Ohio 44122
      HealthCare of
      California, Inc.)
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Kentucky, Inc.       31-1521217                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
KINETIC SERVICES, INC.                 95-4346189                    3201 Enterprise Parkway
      (merged into NCS                                               Beachwood, Ohio 44122
      HealthCare of
      California, Inc.)

- --------------------------------------------------------------------------------------------------------------------
NCS Daven Drug, Inc.                   31-1508219                    3201 Enterprise Parkway
      (merged into NCS                                               Beachwood, Ohio 44122
      HealthCare of
      California, Inc.)
- --------------------------------------------------------------------------------------------------------------------
JK Medical Services, Inc.              73-1461722                    3201 Enterprise Parkway
     (merged into NCS                                                Beachwood, Ohio 44122
     HealthCare of
     Oklahoma, Inc.)
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Vermont, Inc.        31-1526078                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Beachwood, Inc.      34-1881410                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
HLF Adult Home Pharmacy Corp.          16-1342819                    3201 Enterprise Parkway
      (merged into NCS                                               Beachwood, Ohio 44122
      HealthCare of New York,
      Inc.)
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Ohio, Inc.           31-1257307                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Michigan, Inc.       34-1777940                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Indiana, Inc.        35-1954599                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------


====================================================================================================================
     ASSIGNOR                         TAX I.D. NO.                          ADDRESS

====================================================================================================================
NCS HealthCare of Illinois, Inc.       37-1354510                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS Unlimited, Inc.                    37-1360802                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
    (this entity was
    dissolved)
- --------------------------------------------------------------------------------------------------------------------
NCS HEALTHCARE OF PENNSYLVANIA, INC.   23-2679334                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
CHESHIRE LONG TERM CARE PHARMACY,                                    3201 Enterprise Parkway
INC.                                                                 Beachwood, Ohio 44122

   (merged into NCS
   HealthCare of Connecticut,
   Inc.)
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Massachusetts, Inc.  31-1571275                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Arizona, Inc.        31-1573985                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Montana, Inc.        34-1851710                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Missouri, Inc.       34-1855274                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
CS HealthCare of North Carolina,      56-1889643                    3201 Enterprise Parkway
Inc.                                                                 Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
Optimal Acquisition Co., Inc.                                        3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
    (merged into NCS
    HealthCare of California,
    Inc.)
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of New York, Inc.       34-1854267                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
PharmaSource Healthcare, Inc.          58-2066823                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Texas, Inc.          34-1866495                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Tennessee, Inc.      34-1866494                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Minnesota, Inc.      34-1866489                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of Wisconsin, Inc.      34-1866497                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------


====================================================================================================================
     ASSIGNOR                         TAX I.D. NO.                          ADDRESS

====================================================================================================================

NCS HealthCare of Nebraska, Inc.       34-1866491                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
NCS HealthCare of New Mexico, Inc.     34-1866493                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
Beachwood HealthCare Management, Inc.  34-1868886                    3201 Enterprise Parkway
                                                                     Beachwood, Ohio 44122
- --------------------------------------------------------------------------------------------------------------------
Kern Acquisition Corp.                 34-1865336                    3201 Enterprise Parkway
    (merged into NCS                                                 Beachwood, Ohio 44122
    HealthCare of California,
    Inc.)
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

                                     ANNEX C
                                       to
                               SECURITY AGREEMENT



                              SCHEDULE OF EQUIPMENT
                             AND INVENTORY LOCATIONS




======================================================================================================================
                ASSIGNOR                      EI#                      SITES

======================================================================================================================
NCS HealthCare,Inc                       34-1816187   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122
======================================================================================================================
NCS HealthCare of New Jersey, Inc.       22-3395391   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122
(formerly Advanced Rx Services, Inc.)
                                                      202 West Parkway Dr.  Ste 2  Egg Harbor, NJ 08234
======================================================================================================================
Beachwood HealthCare Management, Inc.    34-1868886   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================
NCS HealthCare of Connecticut, Inc.      06-1330453   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      288 Highland Ave.  Cheshire, CT  06410
======================================================================================================================
HLF Adult Home Pharmacy Corp.            16-1342819   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================
JK Medical Services, Inc.                73-1461722   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================
Kinetic Services, Inc.                   95-4346189   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================
Management & Network Services,           34-1819691   3201 Enterprise Parkway
Inc. (MNSI)                                           Beachwood, Ohio 44122

                                                      4936 Blazer Parkway  Dublin, OH  43017
======================================================================================================================
NCS Daven Drug, Inc.                     31-1508219   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================
NCS HealthCare of Arizona, Inc.          31-1573985   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      2450 S. 4th Ave.  Ste. 119  Yuma,  AZ  85364

                                                      2323 East Magnolia St  Ste.  103  Phoenix, AZ  85034

======================================================================================================================



======================================================================================================================
                ASSIGNOR                      EI#                      SITES

======================================================================================================================
NCS HealthCare of Arkansas, Inc.         31-1490517   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      10620 Colonel Glenn Rd.  Little Rock, AR  72204

                                                      10620 Colonel Glenn Rd.  Little Rock, AR  72204

                                                      2890  B Walnut  Rogers, AR  72756

                                                      4102 Jefferson Ave.  Texarkana, AR  71854
======================================================================================================================
NCS HealthCare of California, Inc.       31-1499819   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      7701 Haskell Ave.  Van Nuys, CA  91406

                                                      8303 Alondra Blvd.  Ste 111 Paramount, CA  90723

                                                      602 Scenic Dr.  Modesto, CA 95350

                                                      1315 Boughton Dr.  Bakerfield, CA  93380

                                                      16250 Gundry Ave.  Paramount, CA  90723

                                                      3939 Guasti Road Unit B  Ontario, CA  91761
======================================================================================================================
NCS HealthCare of Florida, Inc.          34-1843258   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      2891 Gateway Centre Parkway  Bld. C  Pin. Park, FL  33782

                                                      3771 SW 42nd Ave.  Ste.  5  Gainsville, FL  32608
======================================================================================================================
NCS HealthCare of Illinois, Inc.         37-1354510   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                       2363 Federal Dr.  Decatur, IL  62526

                                                      113 North Park Ave.  PO Box 278  Herrin, Il  62948

                                                      1510 Midway Ct.  Ate. E107  Elk Grove Vil, IL 60007

                                                       911 Washington St.  Highland, IL  62249
======================================================================================================================
NCS HealthCare of Indiana, Inc.          35-1954599   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      Northwest Blvd. Indianapolis  822  Ste. 100   IN 46278

                                                      215 West State St.  Princeton, IN  47670

                                                      211 West State St.  Princeton, IN  47670

                                                      E52  Lake Ave.Fort Wayne, IN  46805

                                                      769 Madison Street, STE D  Crown Point, IN 46307
======================================================================================================================



======================================================================================================================
                ASSIGNOR                      EI#                      SITES

======================================================================================================================
NCS HealthCare of Iowa, Inc.             31-1509013   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      4131 109th St.  Urbandale, IA  50322

                                                      2330 Transit Plaza, Ste. B  Sioux City, IA  51106

                                                      1401 East Anson St.  Box 474  Marshalltown, IA  50158

                                                      5217 Grand Ave.  Davenport, IA  52807
======================================================================================================================
NCS HealthCare of Kansas, Inc.           34-1839712   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      4999 S. LuLu   Wichita, KS  67216

                                                      2003 SW Gage Blvd.    Topeka, KS  66604
======================================================================================================================
NCS HealthCare of Kentucky, Inc.         31-1521217   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      835  North L. Rogers Wells Blvd.  Glascow, KY  42141
======================================================================================================================
NCS HealthCare of Maryland, Inc.         31-1496240   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      201 North Burhans Blvd.   Hagerstown, MD  21740

                                                      14300 Cherry Lane Ct, Ste 112  Laurel, MD  20707

                                                      1516 B South Salisbury Blvd.  Salisbury, MD  21801
======================================================================================================================
NCS HealthCare of Massachusetts, Inc.    31-1571275   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      50 D'Angelo Dr.  Marlborough, MA  01752
======================================================================================================================
NCS HealthCare of Michigan, Inc.         34-1777940   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      21811 Kelly   Eastpoint, MI  48021

                                                      4025 Broadmoor S.E.   Kentwood, MI  49512

                                                      4072 Market Place Rd.   Flint, MI  48507
======================================================================================================================
NCS HealthCare of Minnesota, Inc.        34-1866489   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      1285 Corporate Center Dr.  Ste 120   Eagan, MN  55121
======================================================================================================================
NCS HealthCare of Missouri, Inc.         34-1855274   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      11720 E. 23rd St.   Independence, MO  64050

                                                      3413 Hollenberg Dr.   Brigeton, MO  63044
======================================================================================================================

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


======================================================================================================================
                ASSIGNOR                      EI#                      SITES

======================================================================================================================
NCS HealthCare of Modesto, Inc.          31-1510328   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      602 Scenic Dr.  Modesto, CA  95350
======================================================================================================================
NCS HealthCare of Montana, Inc.          34-1851710   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      1611 Alderson Ave.  Billings, MT  59102
======================================================================================================================
NCS HealthCare of Nebraska, Inc.         34-1866491   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      300 Oak Creek Dr.  Lincoln, NE  68528
======================================================================================================================
NCS HealthCare of New Mexico, Inc.       34-1866493   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      2835 FG Pan American Fwy.  Albuquerque, NM  87107
======================================================================================================================
NCS HealthCare of New York, Inc.         34-1854267   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      219 Seneca Turnpike   New Hartford, NY  13413

                                                      4 British American Blvd.   Latham, NY  12110

                                                      2470 Walden Ave.  Buffalo, NY  14225

                                                      50 Carlson Rd.  Rochester, NY  14610

                                                      1607 Route 300   Newburgh, NY  12550

                                                      621 E. Brighton    Syracuse, NY  13210

                                                      St.Camillus   813 Fay Road   Syracuse, NY  13219
======================================================================================================================
NCS HealthCare of North Carolina, Inc.   56-1889643   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      164 Windchime Ct.  Raleigh, NC  27615

                                                      609 E. Harnett Street   Benson, NC  27504

                                                      4020 Capital Blvd.  Ste 102   Raleigh, NC  27604

                                                      44 Buck Shoals Road  Bld C  Unit 5,6,7   Arden, NC  28704
======================================================================================================================
NCS HealthCare of Ohio, Inc.             31-1257307   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      4700 Northwest Parkway  Hilliard, Ohio  43026

                                                      3617 Center Park Dr.  Westchester, OH 45069

                                                      34300 Lakeland Blvd.  Eastlake, OH  44095

                                                      219 W. 12th St.  Dover, OH  44622
======================================================================================================================



======================================================================================================================
                ASSIGNOR                      EI#                      SITES

======================================================================================================================
NCS HealthCare of Oklahoma, Inc.         73-1499934   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      4400 North Lincoln  Ste 220  Oaklahoma City, OK  73105

                                                      10838  Marshall Street, Ste 122   Tulsa, OK  74116

                                                      1300 W.  Evengreen   Durant, OK 74701

                                                      3200 East Reno   Del City, OK  73117

                                                      6815 NW 10th St, Ste. 4  Ok. City, OK 73127

                                                      3168 North Portland  Ok. City, OK  73112
======================================================================================================================
NCS HealthCare of Oregon, Inc.           34-1836971   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      3104 Turner Road SE  Salem, OR  97302

                                                      2725 NE  Columbia Blvd.  Portland, OR  97211

                                                      2620 Barnett Rd.  Ste H   Medford, OR  97504
======================================================================================================================
NCS HealthCare of Pennsylvania, Inc.     23-2679334   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      4113 Birney Ave   Moosic, PA  18507

                                                      90  Glade Dr.   Kittanning, PA  16201

                                                      6330 Hedgewood Dr.  Ste 280   Allentown, PA  18106

                                                      109 S.  Sharpsville Ave.   Sharon, PA  16146

                                                      110 East Broad St.  Souderton, PA  18964

                                                      127  South Center St.  Edensburg, PA  15931

                                                      100 Beta Dr.  Pittsburgh, Pa  15238

                                                      3000 South Queen St.   Dallastown, PA  17313

                                                      Telford - Distribution Ctr.
                                                      810 Tech Dr.  Telford, PA  18969
=========================================-------------================================================================
NCS HealthCare of Rhode Island, Inc.     05-0429829   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      NCS Long Term Care Pharmacy,  500 South Rd. East Greenwich
                                                      RI  02818
======================================================================================================================
NCS HealthCare of South Carolina, Inc.   31-1508225   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      937 Bowman Rd.  Mt Pleasant, SC  29464
======================================================================================================================



======================================================================================================================
                ASSIGNOR                      EI#                      SITES

======================================================================================================================
NCS HealthCare of Tennessee, Inc.        34-1866494   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      5055 Covington Way, Ste 6   Memphis, TN  38134
======================================================================================================================
NCS HealthCare of Texas, Inc.            34-1866495   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      1313 Valwood Parkway, Ste 150   Carrollton, TX  75006

                                                      5291 Langfield Rd.  Houston, TX  77040

                                                      7619 South University Ave  Lubbock, TX  79423
======================================================================================================================
NCS HealthCare of Vermont, Inc.          31-1526078   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      16 Gregory Dr.  Ste 3  S. Borlington, VT  05403
======================================================================================================================
NCS HealthCare of Washington, Inc.       34-1844193   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      Kent Ofice
                                                      25502 74th Ave South   Kent, WA  98032

                                                      3305 Main St.  Ste 205   Vancouver, WA  98663
======================================================================================================================
NCS HealthCare of Wisconsin, Inc.        34-1866497   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      3101 E. Enterprise Ave  Appleton, WI  54913

                                                      2840 21st Place   LaCrosse, WI    54601

                                                      1801 C-1  Airport Rd  Waukesha, WI  53188
======================================================================================================================
NCS of Missouri, Inc.                    34-1859330   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================
NCS Services, Inc.                       34-1837567   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      NCS Progressive Rehab.
                                                      696 1st Ave North, Ste 203, St. Petersburg,  FL  33701

                                                      34300 Lakeland Blvd.  Eastlake, OH  44095

                                                      4700 Northwest Parkway  Hilliard, OH 43026
======================================================================================================================
NCS Unlimited, Inc.                      37-1360802   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================
NDS Consulting                           Applied For  3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================



======================================================================================================================
                ASSIGNOR                      EI#                      SITES

======================================================================================================================
Rescot System Group, Inc.                23-2589308   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      1 Neshaminy Interplex Ste 207  Trevose, PA 19053
======================================================================================================================
Thrifty Medical Supply, Inc.             73-1291927   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================
Uni-Care Health Services, Inc.           02-0468190   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      23 Perimeter Rd, South
                                                      Londonderry, New Hampshire  NH  03053
======================================================================================================================
Uni-Care Health Services of Maine, Inc.  02-0468192   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      105 York Street Ste 1   Kennebunk, ME  04043

                                                      110 Davis Farm Road  Portland, ME  04103

                                                      124 High Street, Ste 2   Caribou, ME  04736

                                                      20 Freedom Parkway  Bangor, ME  04401
======================================================================================================================



======================================================================================================================
                ASSIGNOR                      EI#                      SITES

======================================================================================================================
PharmaSource Healthcare, Inc.            58-2066823   3201 Enterprise Parkway, Beachwood, Ohio 44122

                                                      3500 Parkway Ln NW Ste 280  Norcross, GA 30092

                                                      100 Hopspital Ave  Ozark, AL  36360

                                                      462 E. G. Mills Parkway  Hinesville, GA  31313

                                                      393 Ridgecrest Circle  Clayton, GA  30525

                                                      1600 Albany St  Ste.  200  Beech Grove, IN 46107

                                                      600 Mary St.  Ste 3213  Evansville, IN 47747

                                                      700 Broadway  8th Fl. East  Ft. Wayne, IN  46802

                                                      5454 Hollman Ave.  PO Box 189  Hammond, IN  46320

                                                      21 North Ave.  Ste. 450  Kansas City, KS  66102

                                                      1700 SW  7th St.  Ste 814  Topeka, KS  66606

                                                      5301 East Hudson River Rd.  Ann Arbor, MI  48206

                                                      One Hurly Plaza  11th Fl.  Flint, MI  46503

                                                      215  North Ave.  Suite 200  Mount Clemens, MI  46043

                                                      1700 Clinton St.  Muskegon, MI  49442

                                                      440 S. Market  Springfield, MO  65305

                                                      101 Highwatch Rd.  Effingham Falls, NH

                                                      1000 16th St. NW  Mandan, ND  58554

                                                      155 5th St.  Barberton, OH  44203

                                                      217 Clifton Ave.  15th Fl.  Cincinnati, OH  45220

                                                      410 W. 100th Ave  Columbus, OH  43210

                                                      3535 Olentangy River Rd.  Columbus, OH  43214

                                                      300 Rockefeller Dr.  Moskogee, OK  74401

                                                      3300 NW  Expressway 5 East, Oklahoma City, OK  73112

                                                      1350  Locust St.  Ste 104 Pittsburgh, PA  15219

                                                      800 East 21st St.  Ste. 300  Sioux Falls, SD  57117

                                                      2000 N. Old Hickory Trail  DeSoto, TX  75115

                                                      520 E. 6th St Loop 256  Odessa, TX  79761
======================================================================================================================



======================================================================================================================
                ASSIGNOR                      EI#                      SITES

======================================================================================================================
Kern Acquisition Co. Inc                 34-1865336   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

======================================================================================================================
NCS HealthCare of Beachwood, Inc.        34-1881410   3201 Enterprise Parkway
                                                      Beachwood, Ohio 44122

                                                      4936 Blazer Parkway  Ste B  Dublin, OH  43017

                                                      4700 Northwest Parkway  Hilliard, Ohio  43026

                                                      X   ALLIANCE?????
======================================================================================================================


======================================================================================================================
PARTNERSHIPS
======================================================================================================================
NCS Mobile Diagnostic                                 Gateway Center Parkway  Pinellas. Park, FL  33782

                                                      2363 Federal Dr.  Decatur, IL  62526

                                                      1245 Forest Ave.  Des Plaines, IL  60018

                                                      113 North Park Ave.  Herrin, IL  62948

                                                      3413 Hollenberg Dr.  Bridgeton, MO  60344

                                                      618 Broadway St.  Pitcalm, PA  15140

                                                      6950  Germantown Ave. Ste. 200  Philadelphia, PA  19119

                                                      34300 Lakeland Blvd.  Eastlake   44095

                                                      3320 Bardaville Dr.  Lansing, MI  48906

                                                      6317 Centre Park Dr.  Westchester, OH  45069

======================================================================================================================
AAS Pharmacy                                          10203 Kotzebue Street, Ste 110   San Antonio, TX  78217

                                                      204 East Main St.  Grayson, KY

                                                      10620 Colonel Glenn Rd.  Ste B  Little Rock, AR  72204

                                                      4936 Blazer Parkway   Dublin, OH  43017

======================================================================================================================

                                     ANNEX D
                                       to
                               SECURITY AGREEMENT



                                SCHEDULE OF MARKS





                            ----No material Marks----

                                     ANNEX E
                                       to
                               SECURITY AGREEMENT



                      SCHEDULE OF PATENTS AND APPLICATIONS




                          -----No Material Patents-----

                                     ANNEX F
                                       to
                               SECURITY AGREEMENT




                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS



                        -----No material Copyrights-----